American Century Strategic Asset Allocations, Inc. Statement of Additional Information Supplement Strategic Allocation: Conservative ¡ Strategic Allocation: Moderate Strategic Allocation: Aggressive
Supplement dated June 2, 2009 ¡ Statement of Additional Information dated April 1, 2009

The following entry is added under the Accounts Managed table on page 44. This information is provided as of June 1, 2009.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Scott Wittman	Number of Accounts	17	41	0
	Assets	$5.7 billion(1)	$1.9 billion	N/A

[1]	Includes $533.1 million in Strategic Allocation: Conservative, $1.5 billion in Strategic Allocation: Moderate and $896.2 million in Strategic Allocation: Aggressive.

The following entry is added under the Ownership of Securities section on page 47. This information is provided as of June 1, 2009.

As a new member of the management team, Scott Wittman does not beneficially any own shares of the funds.

Senior Vice President and Senior Portfolio Manager Jeff Tyler has announced his retirement. As of June 30, 2009, he will no longer serve as portfolio manager for the funds and all references to him will be deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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